UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):     August 11, 2005
SOUTHFIRST BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-13640	63-1121255
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)
126 North Norton Avenue, Sylacauga, Alabama 35150
(Address of Principal Executive Offices / Zip Code)
(205) 245-4365
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02        Results of Operations and Financial Condition.
On August 11, 2005, the Registrant issued a press release with earnings information on the Registrant’s quarter ended June 30, 2005. The press release is furnished with this Form 8-K as Exhibit 99.1.
Item 9.01.        Financial Statements and Exhibits.
          (c)       Exhibits
          99.1     Press Release dated August 11, 2005
SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHFIRST BANCSHARES, INC.

Dated: August 12, 2005	By:	/s/ Sandra H. Stephens

Sandra H. Stephens Chief Executive Officer

Exhibit Page

Exhibit No.	Description of Exhibit

99.1	Press Release dated August 11, 2005